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                                                                    Exhibit 23.7

                         Consent to Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 6, 1997, in the Post-Effective Amendment No. 6 to the Registration Statement (Form SB-2, No. 33-86754) and related Prospectus of Angstrom Technologies, Inc. for the registration of 1,400,000 shares of its common stock.

                                                           S/Ernst & Young LLP


Cincinnati, Ohio
June 25,  1997